SEMIANNUAL REPORT

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[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)

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                                                         Nvest Bullseye Fund

                                                                 Where
                                                               The Best
                                                            Minds Meet(R)

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June 30, 2000
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
                              PRESIDENT'S MESSAGE

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                                                                     August 2000
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[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes."

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months -- three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

Your choice of investment tools

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For example, Nvest Star funds' multi-manager approach can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions.

No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

Nvest is poised for global growth

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                                                              /s/ John T. Hailer

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 NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
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

                               NVEST BULLSEYE FUND

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                                        Investment Results Through June 30, 2000
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Putting Performance in Perspective

The charts comparing Nvest Bullseye Fund's performance with a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses, even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    March 1998 (Inception) Through June 2000

                        NAV           MSC        S&P 500
                      ------------------------------------
          6/00        13,537        12,758        13,603
          3/00        14,641        13,799        13,123
         12/99        13,833        13,038        12,829
          9/99         9,609         9,056        11,167
          6/99        10,840        10,217        11,912
          3/99         9,752         9,191        11,128
         12/98        10,120         9,538        10,601
          9/98         8,464         7,977        11,770
          6/98         9,672         9,116        11,394
          3/98        10,000         9,425        10,000



This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                              NVEST BULLSEYE FUND

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Average Annual Total Returns -- 6/30/00
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Class A (Inception 3/31/98)         6 Months        1 Year       Since Inception
Net Asset Value (1),(4)              -2.14%         24.87%            14.41%
With Maximum Sales Charge(2),(4)     -7.74          17.66             11.45
--------------------------------------------------------------------------------
Class B (Inception 3/31/98)         6 Months        1 Year       Since Inception
Net Asset Value(1),(4)               -2.51%         23.94%            13.65%
With CDSC(3),(4)                     -7.39          18.94             12.51
--------------------------------------------------------------------------------
Class C (Inception 3/31/98)         6 Months        1 Year       Since Inception
Net Asset Value(1),(4)               -2.46%         24.03%            13.65%
With CDSC(3),(4)                     -3.43          23.03             13.65
--------------------------------------------------------------------------------

                                                                  Since Fund's
Comparative Performance             6 Months        1 Year         Inception
S&P 500 Index(5)                     -0.42%          7.24%            14.64%
Morningstar Mid Cap Value Average(6)  1.31          -2.56              1.03
Lipper Multi-Cap Core Average(7)      2.53          11.54             11.13
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Notes to Charts

These returns represent past performance and do not guarantee future results. Share price and return will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.

(1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.

(2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.

(3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.

(4) The Fund waived certain fees and expenses during the period indicated, and its returns would have been lower had these fees not been waived.

(5) S&P 500 is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.

(6) Morningstar Mid Cap Value Average is the average performance without sales charges of all mutual funds with a similar investment objective as calculated by Morningstar, Inc.

(7) Lipper Multi-Cap Core Average is the average performance without sales charges of all mutual funds with similar current investment style or objective as determined by Lipper Inc.


2
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                              NVEST BULLSEYE FUND

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                                           Interview with Your Portfolio Manager
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[PHOTO]
Nick Moore
Jurika & Voyles, L.P.

Q.   How did Nvest Bullseye Fund perform during the first half of 2000?

For the six months ended June 30, 2000, the return on Class A shares of Nvest Bullseye Fund was -2.14% at net asset value. For the same period, the return on the Fund's benchmark, the Standard & Poor's 500 Index, was -0.42%. Standard & Poor's Index is comprised of 500 common stocks and designed to reflect the overall stock market. Although our selection process is designed to seek relatively few, attractively priced stocks with the best long-term growth prospects, during intervals of turbulence the Fund's narrow focus is likely to make it more volatile -- on the upside and the downside -- than the market as a whole.

Q.   What was the investment environment like during the period?

The most notable event was the sharp downturn in the technology-laden NASDAQ index, which occurred in March. Prices of some high-flying, "new economy" companies had been bid up by investors to more than 100 times earnings, in an environment described as exuberant. But when the balloon burst, these same issues experienced severe losses. For a time, some "old economy" stocks assumed market leadership, but as June drew to a close the technology sector was experiencing a tenuous rebound, as investors who had fled the market in March began to buy back issues that were selling off their historic peaks.

Q.   How did you respond in that environment?

We had anticipated increased volatility in the technology sector, so our goal was to sidestep most of the problems, to the extent possible. As the year began we rotated out of technology stocks, selling on strength and investing the proceeds in some well-known, widely owned companies that are highly "liquid," meaning that they are actively traded. We invested a portion of assets in electric utilities, for defensive purposes, and in such high-quality health care stocks as Pharmacia, Baxter and Pfizer -- all large, widely held companies. These moves helped Nvest Bullseye Fund through the dramatic sell-off in technology stocks.

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                              NVEST BULLSEYE FUND

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As the correction broadened, it impacted the price of some companies we believed were extremely attractive. We used the price downturn to edge back into the technology sector in search of "growth at a reasonable price." The companies we selected were those we believe have the best prospects, with strong demand for products or services, solid market share and dynamic earnings growth potential. One example is SanDisk, a firm that produces solid-state memory cards for digital cameras, cellular telephones and portable music players.

A by-product of our nimble responses to market volatility was a higher portfolio turnover than is normal for this Fund, which may increase shareholders' potential tax liability. However, Nvest Bullseye Fund's highly concentrated investment approach makes it important to respond rapidly to change when the market is as volatile as it has been.

                       Your Fund's Investments -- 6/30/00

                                                        % of
                 Security                              Net Assets
               ---------------------------------------------------
                 1. Pfizer, Inc.                          6.8
               ---------------------------------------------------
                 2. Expeditors International              6.6
               ---------------------------------------------------
                 3. SanDisk Corp.                         6.6
               ---------------------------------------------------
                 4. Baxter International, Inc.            6.4
               ---------------------------------------------------
                 5. Kimberly-Clark Corp.                  6.3
               ---------------------------------------------------
                 6. Sabre Group Holdings, Inc.            5.1
               ---------------------------------------------------
                 7. Remedy Corp.                          5.1
               ---------------------------------------------------
                 8. McGraw-Hill Co., Inc.                 5.1
               ---------------------------------------------------
                 9. OM Group, Inc.                        5.0
               ---------------------------------------------------
                10. Nortel Networks Corp.                 4.9
               ---------------------------------------------------
                11. First Data Corp.                      4.9
               ---------------------------------------------------
                12. Blockbuster, Inc.                     4.9
               ---------------------------------------------------
                13. Rudolph Technologies, Inc.            4.8
               ---------------------------------------------------
                14. STMicroelectronics NV                 4.6
               ---------------------------------------------------
                15. Southwest Airlines                    4.5
               ---------------------------------------------------
                16. Cognex Corp.                          4.3
               ---------------------------------------------------
                17. Pharmacia Corp.                       4.2
               ---------------------------------------------------
                18. Texas Instruments, Inc.               3.8
               ---------------------------------------------------
                19. AMR Corp.                             3.6
               ---------------------------------------------------
                20. C-Cube Microsystems, Inc.             3.1

                Portfolio holdings and asset allocations will vary.


Q. Which stocks were the Fund's strongest performers, and which didn't do as well as you would have liked?

Southwest Airlines performed well, despite the run-up in energy prices during the period, because the company passed along higher costs to their customers in the form of price increases. Most of Nvest Bullseye Fund's health care stocks also

                              NVEST BULLSEYE FUND

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                                           Interview with Your Portfolio Manager
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provided good results. McGraw-Hill, the publishing company that owns Standard &
Poor's, was also one of the portfolio's winners, benefiting from the market's turn toward high-quality growth companies selling at reasonable prices.

Edison International was a disappointment, as this $25 billion holding company struggled to reset investor expectations about its business model. One of the Fund's health care companies, Bristol-Meyers Squibb, hit a rough patch in the market, as did Sabre Group, the worldwide provider of travel reservations and information systems. In our opinion, the market misread the company's business prospects, punishing its share price for little fundamental reason.

Q.   What is your current outlook?

Inflation is a source of concern for the market for a number of reasons, including the pressure it puts on the Federal Reserve Board to raise short-term interest rates, taking liquidity out of the system. However, we believe that the long-term outlook for inflation is benign. In addition, we believe the sharp decline in the market earlier this year was a correction within a long-term bull market, not the beginning of a bear market.

We don't expect technology stocks, as a sector, to repeat their stellar performance of last year. Despite the collapse in their stock prices, the sector as a whole remains overvalued. However, this spring's price correction succeeded in wringing some of the excesses out of this exciting market, and we are forecasting vigorous earnings growth from many promising high-tech companies. A wide range of outcomes is possible in these volatile times, so we will continue to actively manage Nvest Bullseye Fund in search of long-term capital growth from its concentrated portfolio of stocks.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Bullseye Fund is non-diversified, meaning it concentrates its assets in fewer stocks, which can significantly affect your Fund's performance. Value stocks, the Fund's primary investment medium, can fall out of favor with investors and may underperform growth stocks during certain market conditions. It may also invest in foreign securities, which have special risks. An "all-cap" portfolio, it may own small-cap companies, which are more volatile than the overall market. REITs (real estate investment trusts) are another investment alternative available to the Fund; REITs change in price with underlying real estate values and have other mortgage-related risks. These risks affect your investment's value. See a prospectus for details. Frequent portfolio turnover may increase your risk of greater tax liability, which could lower your return from this Fund.

                             PORTFOLIO COMPOSITION

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Investments as of June 30, 2000
(unaudited)

Common Stock -- 100.4% of Total Net Assets


   Shares   Description                                      Value (a)
--------------------------------------------------------------------------------
            Airlines -- 8.1%
   30,000   AMR Corp. (c) ..............................   $   793,125
   51,500   Southwest Airlines .........................       975,281
                                                           -----------
                                                             1,768,406
                                                           -----------
            Chemicals -- 5.0%
   24,800   OM Group, Inc. .............................     1,091,200
                                                           -----------
            Computer Hardware -- 6.6%
   23,600   SanDisk Corp. (c) ..........................     1,444,025
                                                           -----------
            Computer Software & Services -- 5.1%
   20,000   Remedy Corp. (c) ...........................     1,115,000
                                                           -----------
            Electronic Components -- 3.1%
   35,000   C-Cube Microsystems, Inc. (c) ..............       686,875
                                                           -----------
            Electronics -- 4.2%
   18,000   Cognex Corp. (c) ...........................       931,500
                                                           -----------
            Health Care -- Drugs -- 10.9%
   30,800   Pfizer, Inc. ...............................     1,478,400
   17,850   Pharmacia Corp. ............................       922,622
                                                           -----------
                                                             2,401,022
                                                           -----------
            Medical Services -- 6.4%
   20,000   Baxter International, Inc. .................     1,406,250
                                                           -----------
            Paper & Forest Products -- 6.3%
   24,000   Kimberly-Clark Corp. .......................     1,377,000
                                                           -----------
            Publishing -- 5.1%
   20,600   McGraw-Hill Co., Inc. ......................     1,112,400
                                                           -----------
            Retail -- 4.9%
   110,000  Blockbuster, Inc. ..........................     1,065,625
                                                           -----------
            Semiconductors -- 8.4%
   15,700   STMicroelectronics NV ......................     1,007,744
   12,000   Texas Instruments, Inc. ....................       824,250
                                                           -----------
                                                             1,831,994
                                                           -----------
            Semiconductor -- Electronics -- 4.8%
   27,000   Rudolph Technologies, Inc. (c) .............     1,046,250
                                                           -----------
            Services -- 5.1%
   39,500   Sabre Group Holdings, Inc. (c) .............     1,125,750
                                                           -----------
            Services -- Data Processing --  4.9%
   21,500   First Data Corp. ...........................     1,066,937
                                                           -----------


6                See accompanying notes to financial statements.

================================================================================

--------------------------------------------------------------------------------

Investments as of June 30, 2000
(unaudited)

Common Stock -- continued


   Shares   Description                                      Value (a)
--------------------------------------------------------------------------------
            Telecommunications -- Equipment -- 4.9%
   15,700   Nortel Networks Corp. ......................   $ 1,071,525
                                                           -----------
            Transportation -- 6.6%
   30,500   Expeditors International ...................     1,448,750
                                                           -----------
            Total Common Stock (Identified
             Cost $21,673,610) .........................    21,990,509
                                                           -----------
            Total Investments -- 100.4%
             (Identified Cost $21,673,610) (b) .........    21,990,509
            Other assets less liabilities ..............       (88,682)
                                                           -----------
            Total Net Assets -- 100% ...................   $21,901,827
                                                           ===========

(a)  See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At June 30, 2000 the net unrealized appreciation on investments based on cost of $21,673,610 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there is an excess
     of value over tax cost ............................   $ 2,048,039

     Aggregate gross unrealized depreciation for
     all investments in which there is an excess
     of tax cost over value ............................    (1,731,140)
                                                           -----------
     Net unrealized appreciation .......................   $   316,899
                                                           ===========

(c)  Non-income producing security.


                 See accompanying notes to financial statements.               7

                      STATEMENT OF ASSETS AND LIABILITIES

================================================================================

June 30, 2000
(unaudited)

ASSETS
  Investments at value (Identified cost $21,673,610) ...............                 $ 21,990,509
  Cash .............................................................                        4,820
  Receivable for:
    Fund shares sold ...............................................                        9,298
    Dividends and interest .........................................                        9,452
  Unamortized organization expense .................................                       11,497
                                                                                     ------------
                                                                                       22,025,576
LIABILITIES
  Payable for:
    Fund shares redeemed ........................................... $     55,533
  Accrued expenses:
    Management fees ................................................       28,005
    Deferred trustees' fees ........................................        3,110
    Accounting and administrative ..................................        1,269
    Transfer agent .................................................       11,570
    Other ..........................................................       24,262
                                                                     ------------
                                                                                          123,749
                                                                                     ------------
NET ASSETS .........................................................                 $ 21,901,827
                                                                                     ============

  Net Assets consist of:
    Paid in capital ................................................                 $ 15,662,066
    Undistributed net investment income (loss) .....................                      (83,752)
    Accumulated net realized gain (loss) ...........................                    6,006,614
    Unrealized appreciation (depreciation) on investments ..........                      316,899
                                                                                          -------
NET ASSETS .........................................................                 $ 21,901,827
                                                                                     ============

  Computation of net asset value and offering price:
  Net asset value and redemption price of Class A shares
    ($10,637,215 / 628,514 shares of beneficial interest) ..........                     $  16.92
                                                                                         ========

  Offering price per share (100/94.25 of $16.92) ...................                     $  17.95*
                                                                                         ========

  Net asset value and offering price of Class B shares
    ($9,883,311 / 592,884 shares of beneficial interest) ...........                     $  16.67**
                                                                                         ========

  Net asset value and offering price of Class C shares
    ($1,381,301 / 82,872 shares of beneficial interest) ............                     $  16.67**
                                                                                         ========

*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
  Dividends ........................................................                    $   103,064
  Interest .........................................................                         54,214
                                                                                        -----------
                                                                                            157,278

  Expenses
    Management fees ................................................    $   107,220
    Service fees - Class A .........................................         13,400
    Service and distribution fees - Class B ........................         49,426
    Service and distribution fees - Class C ........................          9,835
    Trustees' fees and expenses ....................................          3,587
    Accounting and administrative ..................................          1,380
    Custodian ......................................................         30,703
    Transfer agent .................................................         49,141
    Audit and tax services .........................................         16,417
    Legal ..........................................................          1,445
    Printing .......................................................         11,538
    Registration ...................................................         30,619
    Miscellaneous ..................................................          4,578
                                                                        -----------
  Total expenses ...................................................        329,289
  Less reductions ..................................................        (89,885)        239,404
                                                                        -----------     -----------
  Net investment loss ..............................................                        (82,126)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ........................                      2,979,705
  Unrealized appreciation (depreciation) on investments - net ......                     (3,421,523)
                                                                                        -----------
  Net gain (loss) on investment transactions .......................                       (441,818)
                                                                                        -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............                    $  (523,944)
                                                                                        ===========


                See accompanying notes to financial statements.                9

                       STATEMENT OF CHANGES IN NET ASSETS

================================================================================

(unaudited)

                                                                     Year Ended     Six Months Ended
                                                                    December 31,         June 30,
                                                                        1999              2000
                                                                   ------------       ------------
FROM OPERATIONS
  Net investment income (loss) ................................    $   (214,793)      $    (82,126)
  Net realized gain on investments ............................       3,877,349          2,979,705
  Unrealized appreciation (depreciation) on investments .......       2,400,768         (3,421,523)
                                                                   ------------       ------------
  Increase (decrease) in net assets from operations ...........       6,063,324           (523,944)
                                                                   ------------       ------------

Increase (decrease) in net assets
    derived from capital share transactions ...................      (4,781,203)          (114,293)
                                                                   ------------       ------------
Total increase (decrease) in net assets .......................       1,282,121           (638,237)

NET ASSETS
  Beginning of the period .....................................      21,257,943         22,540,064
                                                                   ------------       ------------
  End of the period ...........................................    $ 22,540,064       $ 21,901,827
                                                                   ============       ============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  End of the period ...........................................    $     (1,626)      $    (83,752)
                                                                   ============       ============


10                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                        Class A                                         Class B
                                  ---------------------------------------------   ---------------------------------------------
                                  March 31, 1998(a)                  Six Months   March 31, 1998(a)                  Six Months
                                      through         Year Ended       Ended           through        Year Ended       Ended
                                    December 31,     December 31,     June 30,       December 31,     December 31,    June 30,
                                        1998             1999           2000            1998              1999          2000
                                  ---------------    ------------    ----------   -----------------     ---------     ---------
Net asset value,
  beginning of period .............  $   12.50        $   12.65      $   17.29        $   12.50        $   12.60     $   17.10
                                     ---------        ---------      ---------        ---------        ---------     ---------
Income (loss) from
  investment operations
Net investment
  income (loss) ...................      (0.02)(b)        (0.09)(b)      (0.03)           (0.08)(b)        (0.19)(b)     (0.09)
Net realized and
  unrealized gain
  (loss) on investments ...........       0.17             4.73          (0.34)            0.18             4.69         (0.34)
                                     ---------        ---------      ---------        ---------        ---------     ---------
Total from investment
  operations ......................       0.15             4.64          (0.37)            0.10             4.50         (0.43)
                                     ---------        ---------      ---------        ---------        ---------     ---------
Net asset value,
  end of period ...................  $   12.65        $   17.29      $   16.92        $   12.60        $   17.10     $   16.67
                                     =========        =========      =========        =========        =========     =========
Total return (%) (c) ..............        1.2             36.7           (2.1)             0.8             35.7          (2.5)
Ratio of operating
  expenses to average
  net assets (%) ..................       3.14(d)          2.77           2.52(d)          3.89(d)          3.52          3.27(d)
Ratio of operating
  expenses to average
  net assets after
 expense reductions (%) (e) .......       1.75(d)          1.75           1.73(d)(f)       2.50(d)          2.50          2.48(d)(f)
Ratio of net investment
  income (loss) to
  average net
  assets (%) ......................      (0.28)(d)        (0.71)         (0.33)(d)        (1.03)(d)        (1.45)        (1.09)(d)
Portfolio turnover
  rate (%) ........................         68              138            168               68              138           168
Net assets,
  end of period (000) .............  $   9,653        $  10,549      $  10,637        $   8,618        $   9,774     $   9,883

(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the period.

(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratios have been adjusted for the expense limitations described in
     Note 4 to the Financial Statements.

(f) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions reduce operating expenses of the Fund.


                 See accompanying notes to financial statements.              11

                              FINANCIAL HIGHLIGHTS

================================================================================

For a share outstanding throughout each period
(unaudited)

                                                                                          Class C
                                                                ----------------------------------------------------------
                                                                March 31, 1998(a)                               Six Months
                                                                     through             Year Ended               Ended
                                                                   December 31,          December 31,            June 30,
                                                                       1998                 1999                   2000
                                                                -----------------        ------------           ----------
Net asset value, beginning of period .....................          $   12.50             $   12.59             $   17.09
                                                                    ---------             ---------             ---------
Income (loss) from investment operations
Net investment income (loss) .............................              (0.08)(b)             (0.18)(b)             (0.13)
Net realized and unrealized gain
  (loss) on investments ..................................               0.17                  4.68                 (0.29)
                                                                    ---------             ---------             ---------
Total from investment operations .........................               0.09                  4.50                 (0.42)
                                                                    ---------             ---------             ---------
Net asset value, end of period ...........................          $   12.59             $   17.09             $   16.67
                                                                    =========             =========             =========
Total return (%) (c) .....................................                0.7                  35.7                  (2.5)
Ratio of operating expenses to average
  net assets (%) .........................................               3.89(d)               3.52                  3.27(d)
Ratio of operating expenses to average
  net assets after expense reductions(%) (e) .............               2.50(d)               2.50                  2.48(d)(f)
Ratio of net investment income (loss) to
  average net assets (%) .................................              (1.03)(d)             (1.45)                (1.09)(d)
Portfolio turnover rate (%) ..............................                 68                   138                   168
Net assets, end of period (000) ..........................          $   2,987             $   2,218             $   1,381

(a)  Commencement of operations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratios have been adjusted for the expense limitations described in
     Note 4 to the Financial Statements.

(f) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions reduce operating expenses of the Fund.


12                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. Significant Accounting Policies. The Fund is a Series of Nvest Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses, net operating losses and distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

f. Organization Expense. Costs incurred in fiscal 1998 in connection with the Fund's organization, amounting to $21,223 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the six months ended June 30, 2000, purchases and sales of securities (excluding short-term investments) were $38,018,396 and $35,225,208 , respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.95% of the first $200 million of the Fund's average daily net assets, 0.90% of the next $300 million and 0.85% of such assets in excess of $500 million reduced by payments to the Fund's investment subadviser, Jurika & Voyles L.P. ("Jurika & Voyles"), at the rate of 0.57% of the first $200 million of the average daily net assets of the Fund, 0.50% of the next $300 million of such assets and 0.43% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Jurika & Voyles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company (see Note 7).

Fees earned by Nvest Management and Jurika & Voyles under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

         Fees Earned
         -----------
         Nvest Management           $ 42,888
         Jurika & Voyles              64,332
                                    --------
                                    $107,220
                                    ========

The effective annualized management fee before the expense limitation for the six months ended June 30, 2000 was 0.95%. As a result of the expense limitation as described in Note 4, the effective annualized management fee for the six months ended June 30, 2000 was 0.18%.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $1,380 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed by the Fund for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $49,665 as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $13,400 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $12,357 and $2,459 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $37,069 and $7,376 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $41,208.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Expense Limitations and Contingent Expense Obligation. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $2,514 under these agreements.

Nvest Management has given a binding undertaking and Jurika & Voyles has voluntarily agreed to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund to the extent necessary to limit the Fund's expenses to the annual rates of 1.75%, 2.50% and 2.50%. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rate of 1.75%, 2.50% and 2.50% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the six months ended June 30, 2000, Nvest Management deferred $23,039 of their $42,888 management fee and Jurika & Voyles deferred their entire subadvisory fee of $64,332.

In conjunction with the above undertaking, a fee deferral agreement was in effect for the period ended December 31, 1998, by which Nvest Management and Jurika & Voyles deferred fees subject to the obligation of the Fund to pay such fees in later periods to the extent that the Fund's expenses fall below the annual rate of 1.75% for Class A shares, 2.50% for Class B shares and 2.50% for Class C shares, provided however, that the Fund is not obligated to pay any such deferred fees more than two years after the end of the fiscal year in which the fee was deferred.

Fees deferred in 1998 (subject to repayment until December 31, 2000). Nvest Management and Jurika & Voyles deferred their entire management and subadvisory fees of $115,268.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

5. Capital Shares. At June 30, 2000 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                                 Year Ended                  Six Months Ended
                                                                             December 31, 1999                 June 30, 2000
                                                                        ---------------------------     ---------------------------
Class A                                                                    Shares          Amount          Shares          Amount
-------                                                                 -----------     -----------     -----------     -----------
Shares sold ........................................................        156,650     $ 2,072,162         122,884     $ 2,109,303
Shares repurchased .................................................       (309,802)     (4,026,800)       (104,342)     (1,783,755)
                                                                        -----------     -----------     -----------     -----------
Net increase (decrease) ............................................       (153,152)    $(1,954,638)         18,542     $   325,548
                                                                        -----------     -----------     -----------     -----------

                                                                                 Year Ended                  Six Months Ended
                                                                             December 31, 1999                 June 30, 2000
                                                                        ---------------------------     ---------------------------
Class B                                                                    Shares          Amount          Shares          Amount
-------                                                                 -----------     -----------     -----------     -----------
Shares sold ........................................................        152,642     $ 1,933,280          77,249     $ 1,308,885
Shares repurchased .................................................       (264,786)     (3,376,826)        (56,032)       (950,563)
                                                                        -----------     -----------     -----------     -----------
Net increase (decrease) ............................................       (112,144)    $(1,443,546)         21,217     $   358,322
                                                                        -----------     -----------     -----------     -----------

                                                                                 Year Ended                  Six Months Ended
                                                                             December 31, 1999                 June 30, 2000
                                                                        ---------------------------     ---------------------------
Class C                                                                    Shares          Amount          Shares          Amount
-------                                                                 -----------     -----------     -----------     -----------
Shares sold ........................................................         17,629     $   226,404           7,438     $   126,605
Shares repurchased .................................................       (125,090)     (1,609,423)        (54,285)       (924,768)
                                                                        -----------     -----------     -----------     -----------
Net increase (decrease) ............................................       (107,461)    $(1,383,019)        (46,847)    $  (798,163)
                                                                        -----------     -----------     -----------     -----------

Increase (decrease) derived from capital shares transactions .......       (372,757)    $(4,781,203)         (7,088)    $  (114,293)
                                                                        ===========     ===========     ===========     ===========

6. Non-diversified Status. Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's return could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

7. Subsequent Event. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

================================================================================

                            NVEST EQUITY INCOME FUND

  Supplement dated August 21, 2000 to Nvest Stock Funds Prospectus Class A, B
                            and C dated May 1, 2000


Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

                             REGULAR INVESTING PAYS

================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                  100            $200            $500
25 Years        $91,236        $182,472        $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                              SAVING FOR RETIRMENT

================================================================================

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Investor A              Investor B
Age 65          $214,295                $157,909


Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                   NVEST FUNDS

================================================================================


      LARGE-CAP EQUITY FUNDS                GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                     Star Worldwide Fund
        Kobrick Growth Fund                  International Equity Fund
           Growth Fund
      Growth and Income Fund                  CORPORATE INCOME FUNDS
           Balanced Fund                 Short Term Corporate Income Fund
          Star Value Fund                        Bond Income Fund
                                                 High Income Fund
       ALL-CAP EQUITY FUNDS                   Strategic Income Fund
        Star Advisers Fund
       Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
          Bullseye Fund                 Limited Term U.S. Government Fund
        Equity Income Fund                  Government Securities Fund

      SMALL-CAP EQUITY FUNDS                    MONEY MARKET FUNDS*
        Star Small Cap Fund                    Cash Management Trust
   Kobrick Emerging Growth Fund           Tax Exempt Money Market Trust

                                    * Investments in money market funds are not
                                      insured or guaranteed by the FDIC or any
                                                government agency.


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)



          BE58-0600
[LOGO] Printed On Recycled Paper

                               SEMIANNUAL REPORT

================================================================================

[LOGO] NvestFunds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                                                      Nvest Equity Income Fund

                                                                 Where
                                                               The Best
                                                            Minds Meet(R)



Please read the prospectus
supplement on page 21.


-------------
June 30, 2000
-------------

                               PRESIDENTS MESSAGE
================================================================================

                                                                    AUGUST  2000
--------------------------------------------------------------------------------

[PICTURE OF JOHN HAILER GOES HERE]
John
T. Hailer President and
Chief Executive Officer
Nvest Funds

In an effort to protect the U.S. economy from the specter of renewed inflation, the Federal Reserve Board has raised interest rates six times in the past 12 months - three times during the first six months of 2000. Because higher interest rates cut into corporate profits and make financial assets less attractive, the markets have been undergoing a period of heightened volatility.

YOUR CHOICE OF INVESTMENT TOOLS

Investors react to volatility in different ways. Some seek safer harbors; others define risk as opportunity and add selectively to their portfolios. Regardless of which type of investor you may resemble, remember that Nvest funds cover a wide spectrum of investments, from conservative to aggressive. These include a comprehensive family of equity and fixed-income funds that may complement your current holdings, as well as funds that combine different investment styles in a single portfolio.

For  example,  Nvest Star  funds'  multi-manager  approach  can help you through periods of market volatility by offering you greater diversification than single-manager funds. Each Nvest Star fund is composed of four separate segments run by managers with distinct investment disciplines -- a strategy that allows investors to benefit from different investment styles and diversified portfolio holdings, seeking superior long-term results with reduced risk. We search for the strongest candidates to manage each segment, using approaches that complement one another in varying market conditions. No matter how you react to shifting markets, don't let short-term events derail your long-range program. Consult your financial representative before you make any changes.

NVEST IS POISED FOR GLOBAL GROWTH

As you may know, Nvest Companies is under agreement to be acquired by CDC Asset Management, a leading French institutional money management company and a major global financial institution. CDC's expertise in European stock and bond markets will be a resource for the premier U.S. investment management teams who manage our funds. Nvest Funds will continue to operate independently, but with broader resources to bring you attractive, innovative products and services. Since your vote will be required, you will receive proxy information in September. In the meantime, if you would like more information, you are welcome to call your financial representative or us, or visit our web site, www.nvestfunds.com.

                       [JOHN HAILERS SIGNATURE GOES HERE]


"No matter how you react to shifting markets, don't let short-term events derail your long- range program. Consult your financial representative before you make any changes."

               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

                            NVEST EQUITY INCOME FUND
================================================================================

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2000
--------------------------------------------------------------------------------
Putting Performance in Perspective

The charts comparing Nvest Equity Income Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

Your Fund's benchmark has changed from the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") to the Russell 1000 Value Index to better reflect its investment goal, strategy and the type of stocks normally included in the portfolio.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[GROWTH OF $10,000 CHART GOES HERE]

November 1995 (Inception) through June 2000

                       NAV           MSC          SP500      R 1000 Value
       --------------------------------------------------------------------
         6/00        15,790        14,882        25,927        21,276
        12/99        16,135        15,207        26,037        20,413
         6/99        17,366        16,368        24,177        21,463
        12/98        16,455        15,509        21,510        19,016
         6/98        17,002        16,025        19,694        18,444
        12/97        16,026        15,105        16,737        16,444
         6/97        14,629        13,788        15,140        14,315
        12/96        13,068        12,316        12,555        12,164
         6/96        11,356        10,703        11,245        10,748
        12/95        10,321         9,728        10,215        10,374
        11/95        10,000         9,425        10,000        10,000

This illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees and expenses will differ. All results include reinvestment of dividends and capital gains.

                            NVEST EQUITY INCOME FUND
================================================================================


                                          AVERAGE ANNUAL TOTAL RETURNS-- 6/30/00
--------------------------------------------------------------------------------
  CLASS A (Inception 11/28/95)           6 MONTHS        1 YEAR  SINCE INCEPTION
  Net Asset Value(1)                      -2.46%         -9.37%        10.39%
  With Maximum Sales Charge(2)            -8.09          -14.59         8.97
--------------------------------------------------------------------------------
  CLASS B (Inception 9/15/97)            6 MONTHS        1 YEAR  SINCE INCEPTION
  Net Asset Value(1)                      -2.86%         -10.09%       -0.01%
  With CDSC(3)                            -7.72          -14.58        -1.06
--------------------------------------------------------------------------------
  CLASS C (Inception 9/15/97)            6 MONTHS        1 YEAR  SINCE INCEPTION
  Net Asset Value(1)                      -2.86%         -10.08%        0.02%
  With CDSC(3)                            -3.83          -10.98         0.02


                                                         SINCE     SINCE       SINCE
                                                         FUND'S    FUND'S      FUND'S
                                                        CLASS A    CLASS B     CLASS C
COMPARATIVE PERFORMANCE            6 MONTHS  1 YEAR    INCEPTION  INCEPTION   INCEPTION
S&P 500(4)                           -0.42%    7.24%      23.08%    18.26%      18.26%
Russell 1000 Value Index(5)          -4.23    -8.92       16.38      6.97        6.97
Morningstar Large Value Average(6)   -1.92    -5.21       14.34      6.63        6.63
Lipper Equity Income Average(7)      -1.91    -6.71       12.30      4.93        4.93

NOTES TO CHARTS

Fund performance for the period through May 31, 1999 reflects that of the prior subadviser, Loomis, Sayles & Company, L.P. Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM) became the subadviser on June 1, 1999.

These returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. If the Fund's investment adviser and subadviser had not waived or reimbursed certain Fund expenses, total returns would have been lower.

1 These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
2 These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 5.75%.
3 These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge applied when you sell shares. Class C share performance assumes a 1.00% CDSC when you sell shares within one year of purchase.
4 S&P 500 is an unmanaged index of U.S. common stock performance. You may not invest directly in an index.
5 Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000, selected for their value orientation. You may not invest directly in an index. Class B and Class C share since inception return is calculated from 9/30/97.
6 Morningstar Large Value Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Class A share since inception return is calculated from 11/30/95. Class B and C share since inception performance is calculated from 9/30/97.
7    Lipper  Equity  Income  Average is the average  performance  without  sales charges of all mutual funds with a similar current investment style or objective as determined by Lipper Inc. Class A share since inception return is calculated from 11/30/95. Class B and C share since inception performance is calculated from 9/30/97.

                            NVEST EQUITY INCOME FUND
================================================================================

                                          INTERVIEW WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[PICTURES OF MARGARET BUESCHER AND JEAN MALO GO HERE]

Margaret Buescher,
Jean Malo
Vaughan, Nelson, Scarborough & McCullough, L.P

Q. Please tell us about Nvest Equity Income Fund's performance during the first half of 2000.

For the six months ended June 30, 2000, the Fund's Class A shares at net asset value returned -2.46. This return includes reinvested distributions of $0.08. Nvest Equity Income Fund fared better than the Russell 1000 Value Index, a common measure of large-cap value stock performance and the Fund's new benchmark, which returned -4.23%.

Q. What was the investment environment, especially as it affects the Fund?

The major market indices recorded only modest changes over the first half of the year. But the relatively small movement in the Standard & Poor's 500 and Nasdaq Composite indexes concealed a volatile period. Most noteworthy were sharp drops in speculative technology stocks, as investors reassessed the outlook for Internet stocks in particular. In our opinion, these Internet-centered declines went a long way toward reducing excessively high valuations. But the biggest weight on the markets' shoulders was the series of interest rate increases imposed by the Federal Reserve Board since June of 1999.

Higher interest rates mean higher costs for businesses of all kinds. As costs rise and profits come under pressure, expansion plans or product introductions may have to be put off. When the rate increases began, stock valuations were already high by historic standards, so it is no surprise that increasing rates depressed the prices of many stocks. Volatility such as we saw this winter and spring is a sign of investor indecision, and by the end of the period changes in preferences were becoming evident. We believe investor attention has become more balanced between the highest-price growth stocks and value stocks, narrowing the gap between the two sectors.

                            NVEST EQUITY INCOME FUND
================================================================================

Q. Given that market environment, what strategies did you pursue?

Our investment approach focuses on carefully researched value stocks, those selling at prices that do not reflect the companies' prospects. The measurements we use to search for unrecognized value include the strength of a company's management, the possibility of increased earnings and low stock prices relative to potential worth.

The Federal Reserve's goal in raising interest rates is to take steam out of the economy and forestall the threat of inflation. There have been some early signs of a slowdown in the form of decelerating sales of cars and new homes. For that reason we are underweighting the Fund's exposure to stocks in cyclical industries and basic manufacturing, both of which have tended to ebb and flow with the economy.

Instead, our strategy has been to favor industries in which demand tends to be stable throughout economic cycles. Healthcare fits that description, and the Fund holds drug and hospital supply companies Merck, Johnson & Johnson and Baxter International in the portfolio. We have also found good value in real estate investment trusts (REITs). Stocks of many successful REITs have suffered from neglect, with some selling at prices below the value of the properties they own and manage. The sector's high yields should help satisfy the Fund's income objective. REITs in the portfolio include Equity Residential Properties Trust, managers of apartment complexes nationwide, and Weingarten Realty, which runs shopping centers in the South and West.


TOP 10 PORTFOLIO HOLDINGS -- 6/30/00

                                             % OF
COMPANY                                   NET ASSETS
----------------------------------------------------
1.    American General Corp.                 4.4
2.    Citigroup, Inc.                        4.2
3.    Duke Power Co.                         3.9
4.    Chase Manhattan Corp.                  3.9
5.    Shell Transport & Trading Co.          3.7
6.    American International Group, Inc.     3.6
7.    Merck & Co.                            3.5
8.    Bank of New York Co., Inc.             3.5
9.    Morgan Stanely Dean Witter & Co.       3.5
10. Baxter International, Inc.               3.5

Portfolio holdings and asset allocations will vary.

NVEST EQUITY INCOME FUND

We also increased exposure to the financial sector. These stocks should perform well once the economy begins to moderate and interest rates level off. There is also the possibility of further consolidation within the industry.

Q. What investments affected performance the most, either positively or negatively?

Among the positives were Nvest Equity Income Fund's commitments to healthcare and REITs. Merrill Lynch, a brokerage and investment banking giant and one of the few truly global financial services companies, was also a standout amid mixed results for financial stocks. Merrill has reported growing earnings and launched a major initiative aimed at gaining a larger share of on-line financial activity.

On the negative side, results in Procter and Gamble were very disappointing, as the company announced reduced profit expectations and its shares fell sharply. We have since eliminated this holding because we believe that recovery will take some time. Shares of data processing services provider Electronic Data Systems fell on reports that its revenues were not growing as quickly as expected; however, we believe this situation is temporary and have maintained the Fund's position.

Q. What is your outlook for the rest of 2000 and into next year?

We think the Federal Reserve Board is likely to succeed in slowing the economy's growth rate without setting off a recession. We also don't expect a resurgence of inflationary pressures, in part because of steady gains in workplace productivity or the amount of output for each hour of labor.

As it becomes clear that economic activity is slowing in response to higher rates, the current series of rate increases may end. The prices of stocks in many sectors have already declined to levels that reflect prospects for slower economic times, and investor preference for value over high-tech "sizzle" seems to be growing. Consequently, with the markets beginning to show a taste for reasonable valuations, we think Nvest Equity Income Fund's current mix of reasonably priced securities will benefit investors who seek income and long-term capital appreciation.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Nvest Equity Income Fund invests primarily in value stocks, which can fall out of favor with investors and which may underperform growth stocks during certain conditions. The fund may also invest in foreign securities, which have special risks that may affect the value of your investment. See a prospectus for details. Past performance does not guarantee future results. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

                             PORTFOLIO COMPOSITION
================================================================================


Investments as of June 30, 2000
(unaudited)

COMMON STOCK -- 94.5% OF TOTAL NET ASSETS

  SHARES   DESCRIPTION                                VALUE (A)
--------------------------------------------------------------------------------
           AEROSPACE-- 1.4%
   6,500   Honeywell International, Inc.              $218,969
                                                     ---------
           BANKS-- 16.9%
  12,300   Bank of New York Co., Inc.                  571,950
  13,400   Bank One Corp.                              355,938
  13,800   Chase Manhattan Corp.                       635,662
  11,200   Citigroup, Inc.                             674,800
   4,500   J.P. Morgan & Co., Inc.                     495,562
                                                     ---------
                                                    2,733,912
                                                     ---------
           BUSINESS SERVICES-- 1.1%
   4,300   Electronic Data Systems Corp.               177,375
                                                     ---------
           CHEMICALS-- 1.9%
   7,000   E.l. du Pont de Nemours & Co.               306,250
                                                     ---------
           COMMUNICATION SERVICES-- 3.3%
   3,000   Sprint Corp.                                153,000
   8,500   WorldCom, Inc.                              389,938
                                                     ---------
                                                       542,938
                                                     ---------
           COMPUTERS & BUSINESS EQUIPMENT-- 5.7%
  10,200   Compaq Computer Corp.                       260,738
   3,500   Hewlett-Packard Co.                         437,062
   2,000   International Business Machines Corp.       219,125
                                                     ---------
                                                       916,925
                                                     ---------
           DOMESTIC OIL-- 3.1%
   6,400   Exxon Mobil Corp.                           502,400
                                                     ---------
           DRUGS & HEALTHCARE-- 9.6%
   8,000   Baxter International, Inc.                  562,500
   4,100   Johnson & Johnson, Inc.                     417,688
   7,500   Merck & Co.                                 574,687
                                                     ---------
                                                     1,554,875
                                                     ---------
           ELECTRIC UTILITIES-- 3.9%
  11,300   Duke Power Co.                              637,037
                                                     ---------
           ELECTRICAL EQUIPMENT-- 1.2%
   3,700   General Electric Co.                        196,100
                                                     ---------
           FINANCIAL SERVICES-- 4.6%
   6,000   Fannie Mae                                  313,125
   3,700   Merrill Lynch & Co., Inc.                   425,500
                                                     ---------
                                                       738,625
                                                     ---------
           FOOD & BEVERAGES-- 4.9%
   6,300   PepsiCo, Inc.                               279,956
   6,800   Quaker Oats Co.                             510,850
                                                     ---------
                                                       790,806
                                                     ---------

                 See accompanying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

COMMON STOCK -- CONTINUED

  SHARES   DESCRIPTION                                VALUE (A)
--------------------------------------------------------------------------------
           FOREST PRODUCTS-- 0.9%
  3,300    Weyerhaeuser Co.                 $          141,900
                                                     ---------
           INSURANCE-- 10.0%
  11,700   American General Corp.                      713,700
   5,000   American International Group, Inc.          587,500
   5,300   Chubb Corp.                                 325,950
                                                      --------
                                                     1,627,150
                                                     ---------
           INTERNATIONAL OIL-- 6.7%
   8,700   BP Amoco PLC (ADR)                          492,094
  12,000   Shell Transport & Trading Co. (ADR)         599,250
                                                      --------
                                                     1,091,344
                                                     ---------
           OFFICE FURNISHINGS & SUPPLIES-- 2.2%
   5,400   Avery Dennison Corp.                        362,475
                                                      --------
           PAPER-- 2.0%
   5,600   Kimberly-Clark Corp.                        321,300
                                                       --------
           REAL ESTATE-- 6.5%
  19,400   Duke-Weeks Realty Corp. (REIT)              434,075
   9,100   Equity Residential Properties Trust (REIT)  418,600
   4,800   Weingarten Realty Investors (REIT)          193,800
                                                      --------
                                                     1,046,475
                                                     ---------
           RETAIL-DEPARTMENT STORE-- 2.3%
  19,400   Family Dollar Stores, Inc.                  379,513
                                                       -------
           TELECOMMUNICATIONS-- 4.9%
  10,000   AT&T Corp.                                  316,250
   7,800   GTE Corp.                                   485,550
                                                       -------
                                                       801,800
                                                       -------
           TOBACCO-- 1.4%
   8,500   Philip Morris Companies, Inc.               225,781
                                                       -------
           TRANSPORTATION-- 0.0%
      86   Hvide Marine, Inc. (c)                          511
      54   Hvide Marine, Inc. (warrants) (c)                81
                                                           ---
                                                           592
                                                           ---
           Total Common Stock (Identified
              Cost $15,501,937)                     15,314,542
                                                    ----------

                 See accompaying notes to financial statements.

================================================================================

Investments as of June 30, 2000
(unaudited)

CONVERTIBLE PREFERRED STOCK - 5.6%

  SHARES   DESCRIPTION                                VALUE (A)
--------------------------------------------------------------------------------
           FINANCIAL SERVICES-- 5.6%
  21,000   Morgan Stanely Dean Witter & Co., 6% Reset
           PERQS Exchangeable for shares of Oracle
           Corp. Common Stock, Zero Coupon                      $        567,000
  26,000   Morgan Stanley Dean Witter & Co., 6% Reset
           PERQS Exchangeable for shares of Home Depot
           Common Stock, Zero Coupon                                     331,500
                                                                       ---------
                                                                         898,500
                                                                       ---------
           Total Convertible Preferred Stock
           (Identified Cost $838,108)                                    898,500
                                                                       ---------
           Total Investments-- 100.1%
           (Identified Cost $16,340,045) (b)                          16,213,042
           Other assets less liabilities                                (10,411)
                                                                       ---------
           Total Net Assets-- 100%                                $   16,202,631
                                                                       =========

(a)  See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information: At June 30, 2000 the net unrealized depreciation on investments based on cost of $16,340,045 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost           $    1,560,797
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value              (1,687,800)
                                                                      ---------
     Net unrealized depreciation                                  $    (127,003)
                                                                  =============
(c)  Non-income producing.
     At December 31, 1999 the Fund had a capital loss carryover of approximately $238,648 which expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
ADR An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
PERQS Performance Equity-Linked Redemption Quarterly-Pay Securities.
REIT Real Estate Investment Trust

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

June 30, 2000
(unaudited)

ASSETS
        Investments at value (Identified cost $16,340,045)                                                   $    16,213,042
        Cash                                                                                                          52,045
        Receivable for:
             Fund shares sold                                                                                          9,860
             Dividends and interest                                                                                   36,246
        Unamortized organization expenses                                                                              1,379
                                                                                                                     -------
                                                                                                                  16,312,572

LIABILITIES
        Payable for:
             Fund shares redeemed                                                       $        71,560
        Accrued expenses:
             Management fees                                                                      1,384
             Deferred trustees' fees                                                              3,845
             Accounting and administrative                                                        1,525
             Other expenses                                                                      31,627
                                                                                                 ------
                                                                                                                    109,941
                                                                                                                    -------
NET ASSETS                                                                                                  $    16,202,631
                                                                                                                 ==========

        Net Assets consist of:
             Paid in capital                                                                                      17,099,430
             Undistributed net investment income                                                                      27,968
             Accumulated net realized gain (loss)                                                                   (797,764)
             Unrealized appreciation (depreciation) on investments                                                  (127,003)
                                                                                                             ---------------
NET ASSETS                                                                                                   $    16,202,631
                                                                                                                  ==========

        Computation of net asset value and offering price:
        Net asset value and redemption price of Class A shares
        ($7,965,812 / 478,251 shares of beneficial interest)                                                $          16.66
                                                                                                            ================

        Offering price per share (100/94.25 of $16.66)                                                      $          17.67*
                                                                                                            ================
        Net asset value and offering price of Class B shares
        ($7,438,445 / 448,022 shares of beneficial interest)                                                $          16.60**
                                                                                                            ================
        Net asset value and offering price of Class C shares
        ($798,374 / 48,062 shares of beneficial interest)                                                   $          16.61**
                                                                                                            ================


* Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Six Months Ended June 30, 2000
(unaudited)

INVESTMENT INCOME
        Dividends                                                                                            $       215,751
        Interest                                                                                                       1,660
                                                                                                                  ----------
                                                                                                                     217,411

        Expenses
             Management fees                                                            $        63,028
             Service fees - Class A                                                              11,278
             Service and distribution fees - Class B                                             39,840
             Service and distribution fees - Class C                                              5,088
             Trustees' fees and expenses                                                          3,471
             Accounting and administrative                                                        3,183
             Custodian                                                                           26,293
             Transfer agent                                                                      45,583
             Audit and tax services                                                              13,730
             Legal                                                                                2,911
             Printing                                                                            12,308
             Registration                                                                        17,446
             Miscellaneous                                                                        5,760
                                                                                               --------
        Total expenses                                                                          249,919
        Less reductions                                                                         (85,616)             164,303
                                                                                               ---------          ----------
        Net investment income                                                                                         53,108
                                                                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Realized gain (loss) on investments - net                                              (559,119)
        Unrealized appreciation (depreciation) on investments - net                            (188,567)
                                                                                              ---------
        Net gain (loss) on investment transactions                                                                  (747,686)
                                                                                                                   ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                      $        (694,578)
                                                                                                                  ==========


                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

(unaudited)


                                                                                            YEAR ENDED        SIX MONTHS ENDED
                                                                                           DECEMBER 31,            JUNE 30,
                                                                                               1999                  2000
                                                                                        ----------------------------------------
FROM OPERATIONS
        Net investment income                                                           $       155,346      $        53,108
        Net realized gain (loss) on investments                                                 470,948             (559,119)
        Unrealized appreciation (depreciation) on investments                                (1,477,659)            (188,567)
                                                                                             ----------             --------
        Increase (decrease) in net assets from operations                                      (851,365)            (694,578)
                                                                                               --------             --------

FROM DISTRIBUTIONS TO SHAREHOLDERS
        Net investment income
             Class A                                                                            (97,786)             (39,667)
             Class B                                                                            (35,542)              (4,823)
             Class C                                                                             (4,872)                (651)
        Net realized gain on investments
             Class A                                                                             (2,457)                   0
             Class B                                                                             (2,078)                   0
             Class C                                                                               (306)                   0
                                                                                                   ----                    -
                                                                                               (143,041)             (45,141)
                                                                                               --------              -------
INCREASE (DECREASE) IN NET ASSETS
        DERIVED FROM CAPITAL SHARE TRANSACTIONS                                             (13,298,989)          (5,327,404)
                                                                                            -----------           ----------
Total increase (decrease) in net assets                                                     (14,293,395)          (6,067,123)
NET ASSETS
        Beginning of the period                                                              36,563,149           22,269,754
                                                                                             ----------           ----------
        End of the period                                                               $    22,269,754      $    16,202,631
                                                                                        ===============      ===============
UNDISTRIBUTED NET INVESTMENT INCOME
        End of the period                                                               $        20,001      $        27,968
                                                                                        ===============      ===============



                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)



                                                          Class A

                                ------------------------------------------------------------------
                                NOVEMBER 28, 1995(A)
                                      THROUGH                                     SIX MONTHS ENDED
                                    DECEMBER 31,       YEAR ENDED DECEMBER 31,          JUNE 30,
                                                --------------------------------------
                                        1995      1996       1997     1998      1999      2000
                                      -----------------------------------------------   --------
Net Asset Value, Beginning of Period  $ 12.50   $ 12.86   $ 15.15   $ 17.59   $ 17.62   $ 17.16
                                      -------   -------   -------   -------   -------   -------
Income From Investment Operations
Net Investment Income .............      0.04      0.31      0.25      0.26(b)   0.17      0.09
Net Realized and Unrealized Gain
(Loss) on Investments .............      0.36      3.11      3.15      0.20(c)  (0.51)    (0.51)
                                         ----      ----      ----      ----     -----     -----
Total From Investment Operations ..      0.40      3.42      3.40      0.46     (0.34)    (0.42)
                                         ----      ----      ----      ----     -----     -----
Less Distributions
Dividends From Net Investment Income    (0.04)    (0.30)    (0.26)    (0.26)    (0.12)    (0.08)
Distributions From Net Realized
Capital Gains .....................      0.00     (0.83)    (0.70)    (0.17)    (0.00)(f)  0.00
                                         ----     -----     -----     -----     -----      ----
Total Distributions ...............     (0.04)    (1.13)    (0.96)    (0.43)    (0.12)    (0.08)
                                        -----     -----     -----     -----     -----     -----
Net Asset Value, End of Period ....   $ 12.86   $ 15.15   $ 17.59   $ 17.62   $ 17.16   $ 16.66
                                      =======   =======   =======   =======   =======   =======
Total Return (%) (d) ..............       3.2      26.6      22.6       2.7      (1.9)     (2.5)
Ratio of Operating Expenses to
Average Net Assets (%) ............      5.97(e)   3.67      3.10      1.92      2.12      2.40(e)
Ratio of Operating Expenses to
Average Net Assets After
Expense Reductions (%)(g)..........       1.50(e)   1.50      1.50      1.50      1.50      1.45(e)(h)
Ratio of Net Investment Income
to Average Net Assets (%) .........       3.58(e)   2.06      1.76      1.48      0.94      0.96(e)
Portfolio Turnover Rate (%) .......         0        45        33        61        93        23
Net Assets, End of Period (000) ...   $ 2,064   $ 2,613   $14,681   $17,839   $11,291   $ 7,966


The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A sales charge is not reflected in total return calculations. The periods less than one year are not annualized.
(e)  Computed on an annualized basis.
(f)  Amount is less than $0.01.
(g)  Expense ratios have been adjusted for the expense limitations  described in
     Note 4 to the Financial Statements.
(h) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions reduce operating expenses of the Fund.



                See accompanying notes to financial statements.
12

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)


                                                        CLASS B
                                    -------------------------------------------------
                                    SEPTEMBER 15,
                                       1997(A)                             SIX MONTHS
                                      THROUGH                                 ENDED
                                     DECEMBER 31,   YEAR ENDED DECEMBER 31,  JUNE 30,
                                     ------------------------------------------------
                                         1997        1998         1999        2000
                                       ---------   ---------    ---------   ---------
Net Asset Value,
Beginning of Period ................  $   17.06     $17.59      $17.62       $17.10
                                      ---------     ------      ------       ------
Income From
Investment Operations
Net Investment Income ..............       0.03       0.13(b)     0.03         0.02
Net Realized and Unrealized
Gain (Loss) on Investments .........       0.60       0.20(C)    (0.50)       (0.51)
                                           ----       ----       -----        -----
Total From
Investment Operations ..............       0.63       0.33       (0.47)       (0.49)
                                           ----       ----       -----        -----
Less Distributions
Dividends From Net
Investment Income ..................      (0.04)     (0.13)      (0.05)       (0.01)
Distributions From Net
Realized Capital Gains .............      (0.06)     (0.17)      (0.00)(F)     0.00
                                          -----      -----       -----         ----
Total Distributions ................      (0.10)     (0.30)      (0.05)       (0.01)
                                          -----      -----       -----        -----
Net Asset Value, End of Period .....   $  17.59     $17.62      $17.10       $16.60
                                       ========     ======      ======       ======
Total Return (%) (d) ...............        3.7        2.0       (2.7)         (2.9)
Ratio of Operating Expenses
to Average Net Assets (%) ..........       3.85(e)    2.67        2.87         3.15(e)
Ratio of Operating Expenses
  to Average Net Assets After
Expense Reductions (%) (g) .........     2.25(e)      2.25        2.25         2.20(e)(h)
Ratio of Net Investment Income
to Average Net Assets (%) ..........     1.01(e)      0.73        0.19         0.22(e)
Portfolio Turnover Rate (%) ........       33           61          93           23
Net Assets, End of Period (000) ...     9,375     $ 16,623     $ 9,643       $7,438


The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(e)  Computed on an annualized basis.
(f)  Amount is less than $0.01.
(g)  Expense ratios have been adjusted for the expense limitations  described in
     Note 4 to the Financial Statements.
(h) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions reduce operating expenses of the Fund.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

For a share outstanding throughout each period.
(unaudited)


                                                             CLASS C
                                       --------------------------------------------------------
                                       SEPTEMBER 15,
                                         1997(A)
                                        THROUGH                                 SIX MONTHS ENDED
                                       DECEMBER 31,   YEAR ENDED DECEMBER 31,      JUNE 30,
                                                     -------------------------
                                          1997         1998           1999           2000
                                       ---------     --------       --------       --------
Net Asset Value,
Beginning of Period ................   $   17.06     $  17.59       $  17.63       $  17.11
                                       ---------     --------       --------       --------
Income From
  Investment Operations
Net Investment Income ..............        0.03         0.13(b)         0.03         0.02
Net Realized and Unrealized
Gain (Loss) on Investments .........        0.60         0.21(c)        (0.50        (0.51)
                                            ----         ----           -----        -----
Total From
Investment Operations ..............        0.63         0.34           (0.47        (0.49)
                                            ----         ----           -----        -----
Less Distributions
Dividends From Net
Investment Income ..................       (0.04        (0.13)          (0.05)       (0.01)
Distributions From Net
Realized Capital Gains .............       (0.06)       (0.17)          (0.00)(f)     0.00
                                           -----        -----           -----         ----
Total Distributions ................       (0.10)       (0.30)          (0.05)       (0.01)
                                           -----        -----           -----        -----
Net Asset Value, End of Period .....   $   17.59     $  17.63       $   17.11      $ 16.61
                                       =========     ========       =========      =======
Total Return (%) (d) ...............        3.7           2.0            (2.7)        (2.9)
Ratio of Operating Expenses
to Average Net Assets (%) ..........        3.85(e)      2.67            2.87         3.15(e)
Ratio of Operating Expenses
  to Average Net Assets After
Expense Reductions (%)(g) ..........        2.25(e)      2.25            2.25         2.20(e)(h)
Ratio of Net Investment Income
to Average Net Assets (%) ..........        1.01(e)      0.73            0.19         0.18(e)
Portfolio Turnover Rate (%) ........          33           61              93           23
Net Assets, End of Period (000) ....   $   1,596     $  2,101       $   1,336      $   798


The subadviser to the Fund prior to June 1, 1999 was Loomis, Sayles & Company, L.P. Effective June 1, 1999 Vaughn, Nelson, Scarborough & McCullough, L.P. became the subadviser.

(a)  Commencement of operations.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the investments of the Fund.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(e)  Computed on an annualized basis.
(f)  Amount is less than $0.01.
(g)  Expense ratios have been adjusted for the expense limitations  described in
     Note 4 to the Financial Statements.
(h) The Fund has entered into agreements with brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions reduce operating expenses of the Fund.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. The Fund is a Series of Nvest Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks current income and capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and distributions from Real Estate Investment Trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in fiscal 1995 in connection with the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 2000 purchases and sales of securities (excluding short-term investments) were $4,110,105 and $9,273,280, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million reduced by the payment of subadviser fees to the Fund's investment subadviser Vaughn, Nelson, Scarborough & McCullough, L.P. ("VNSM") at the rate of 0.40% of the first $200 million of the average daily

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and VNSM are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company (see Note 7).

Fees earned by Nvest Management and VNSM and under the management and subadvisory agreements in effect during the six months ended June 30, 2000 are as follows:

        Fees Earned
        -----------
        Nvest Management      $27,012
        VNSM                   36,016
                              -------
                              $63,028
                              =======

The effective annualized management fee before expense limitations for the six months ended June 30, 2000 was 0.70%. As a result of the expense limitations as described in Note 4, the effective annualized management fee for the six months ended June 30, 2000 was 0.00%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund pays NSC a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended June 30, 2000, these expenses amounted to $3,183 and are shown separately in the financial statements as accounting and administrative. The effective annualized accounting and administrative expense for the six months ended June 30, 2000 was 0.034%.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services ("BFDS") serves as the sub-transfer agent for the Fund. NSC receives account fees for shareholder accounts. NSC and BFDS are also reimbursed for out-of-pocket expenses. For the six months ended June 30, 2000, the Fund paid NSC $49,144 as compensation for its services as transfer agent.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds Distributor, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $11,278 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of

================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 2000, the Fund paid Nvest Funds $9,960 and $1,272 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 2000, the Fund paid Nvest Funds $29,880 and $3,816 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the six months ended June 30, 2000 amounted to $30,583.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. EXPENSE LIMITATIONS AND CONTINGENT EXPENSE OBLIGATION. The Fund has entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Fund under such agreements are presented as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2000, the Fund's expenses were reduced by $4,452 under these agreements.

Nvest Management and VNSM have given binding undertakings to defer their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with with the Fund to the extent necessary to limit the Fund's expenses to the annual rates of 1.50%, 2.25% and 2.25% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively. The Fund is obligated to pay such deferred fees in later periods to the extent the Fund's expenses fall below the annual rates of 1.50%, 2.25% and 2.25% of the average net assets of the Fund's Class A, Class B and Class C shares, respectively, provided however, that the Fund is not obligated to pay any such deferred fees more than one year after the end of the fiscal year in which the fee

================================================================================

For the Period Ended June 30, 1998
(unaudited)


was deferred. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. As a result of the Fund's expenses exceeding the expense limitation during the six months ended June 30, 2000, Nvest Management and VNSM have deferred their entire management and subadvisory fees of $63,028 and Nvest Management assumed additional expenses of $18,136.

Under a previous fee deferral agreement Nvest Management deferred fees and expenses subject to the obligation of the Fund to pay Nvest Management such fees and expenses in later periods to the extent that the Fund's expenses fall below the annual rate of 1.50% for Class A shares, 2.25% for Class B shares and 2.25% for Class C shares; provided however, that the Fund is not obligated to pay any such deferred fees or expenses more than two years after the end of the fiscal year in which the fee or expense was deferred.

Expenses deferred in 1998 (subject to repayment until December 31, 2000): Nvest Management deferred $29,753 of its management fees.

5. CAPITAL SHARES. At June 30, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:


                                                                    YEAR ENDED               SIX MONTHS ENDED
                                                                   DECEMBER 31,                  JUNE 30,
                                                                      1999                         2000
                                                         -----------------------------------------------------------
CLASS A                                                        SHARES       AMOUNT          SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                                    87,037   $  1,513,831        33,794   $    564,075
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                         5,282         92,420         1,313         21,190
   Distributions from net realized gains                          136          2,361             0              0
                                                                  ---          -----             -              -
                                                               92,455      1,608,612        35,107        585,265
Shares repurchased                                           (446,573)    (7,693,665)     (215,041)    (3,529,653)
                                                             --------     ----------      --------     ----------
Net increase (decrease)                                      (354,118)  $ (6,085,053)     (179,934)   $(2,944,388)
                                                             --------    ------------     --------     -----------


                                                                    YEAR ENDED               SIX MONTHS ENDED
                                                                   DECEMBER 31,                  JUNE 30,
                                                                      1999                         2000
                                                         -----------------------------------------------------------
CLASS B                                                        SHARES       AMOUNT          SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                                    62,612   $  1,085,853        30,275   $    496,626
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                         1,802         31,246           265          4,265
   Distributions from net realized gains                          107          1,861             0              0
                                                                  ---          -----             -              -
                                                               64,521      1,118,960        30,540        500,891
Shares repurchased                                           (443,688)    (7,627,426)     (146,556)    (2,387,291)
                                                             --------     ----------      --------     ----------
Net increase (decrease)                                      (379,167)  $ (6,508,466)     (116,016)   $(1,886,400)
                                                             --------   ------------       -------     -----------



================================================================================

For the Six Months Ended June 30, 2000
(unaudited)


                                                                YEAR ENDED               SIX MONTHS ENDED
                                                               DECEMBER 31,                  JUNE 30,
                                                                  1999                         2000
                                                       -------------------------------------------------------
CLASS C                                                    SHARES      AMOUNT          SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                                 9,838   $    173,140        20,010   $    337,020
                                                            -----   ------------        ------   ------------
Shares issued in connection with the reinvestment of:
   Dividends from net investment income                       248          4,290            32            511
   Distributions from net realized gains                       17            288             0              0
                                                               --            ---             -              -
                                                           10,103        177,718        20,042        337,531
Shares repurchased                                        (51,187)      (883,188)      (50,070)      (834,147)
                                                          -------       --------       -------       --------
Net increase (decrease)                                   (41,084)     $(705,470)      (30,028)     $(496,616)
                                                          -------      ---------       -------      ---------
Increase (decrease) derived from
capital shares transactions                              (774,369)  $(13,298,989)     (325,978)   $(5,327,404)
                                                         ========   ============      ========    ===========



6. LINE OF CREDIT. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 3, 2000. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2000.

7. SUBSEQUENT EVENT. Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots et Consignations,, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Nvest Funds or the investment management activities of the Funds' investment advisers or subadvisers.

Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest affiliates. Consequently, it is anticipated that the Nvest affiliates will seek approval of new agreements from the Board of Trustees and shareholders prior to the consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.

                            NVEST EQUITY INCOME FUND

        Supplement dated August 21, 2000 to Nvest Stock Funds Prospectus
                       Class A, B and C dated May 1, 2000

Effective August 1, 2000, Margaret Buescher is the sole portfolio manager for the Fund.

                            REGULAR INVESTMING PAYS


                                           FIVE GOOD REASONS TO INVEST REGULARLY
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.
2.   It's convenient and effortless.
3.   It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  THE POWER OF MONTHLY INVESTING

[A CHART THAT SHOWS INVESTMENTS OVER A 20 YEAR SPAN]

                  100            $200            $500
25 Years        $91,236        $182,472        $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer - for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                 TWO  HYPOTHETICAL   INVESTMENTS

[A CHART DEPICTING TWO HYPOTHETICA INVESTMENTS APPEARS HERE]

              Investor A              Investor B
Age 65          $214,295                $157,909


Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment - and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration allows you to compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% in value if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges. A small portion of income may be subject to federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

                                  NVEST FUNDS

     LARGE-CAP EQUITY FUNDS                     GLOBAL/INTERNATIONAL EQUITY
      Capital Growth Fund                           Star Worldwide Fund
      Kobrick Growth Fund                        International Equity Fund
          Growth Fund
     Growth and Income Fund                        CORPORATE INCOME FUNDS
         Balanced Fund                        Short Term Corporate Income Fund
        Star Value Fund                                Bond Income Fund
                                                      High Income Fund
     ALL-CAP EQUITY FUNDS                          Strategic Income Fund
      Star Advisers Fund
     Kobrick Capital Fund
        Bullseye Fund                             GOVERNMENT INCOME FUNDS
      Equity Income Fund                     Limited Term U.S. Government Fund
                                                 Government Securities Fund
     SMALL-CAP EQUITY FUNDS
      Star Small Cap Fund                           MONEY MARKET FUNDS*
  Kobrick Emerging Growth Fund                     Cash Management Trust
                                               Tax Exempt Money Market Trust
                                              *Investments in the money market
                                                funds are not insured or
                                               gauranteed by the FDIC or any
                                                    government agency.



                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    VISIT OUR WEB SITE AT WWW.NVESTFUNDS.COM
                         Nvest Funds Distributor, L.P.
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

 This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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